                       ----------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       ----------------------------------

                 Current Report Pursuant to Section 13 or 15(d)
                                       of
                       The Securities Exchange Act of 1934



                                 Date of Report
               (Date of earliest event reported): August 21, 2000


                          TURBODYNE TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

     Delaware
     (State or other               0-21391                 95-4699061
     jurisdiction of               (Commission             (I.R.S. Employer
     incorporation)                File Number)            Identification No.)


                             6155 Carpinteria Avenue
                         Carpinteria, California 93013
                    (Address of principal executive offices)

                         Registrant's Telephone Number,
                       Including Area Code: (805) 684-4551

Item 5. OTHER EVENTS

             See Registrant's press release dated August 21, 2000, attached hereto as Exhibit 99.1

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) Not applicable.

    (b) Not applicable.

    (c) Exhibits.


Exhibit No.     Description of Exhibit
-----------     ----------------------
99.1            Press Release dated August 21, 2000.


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TURBODYNE TECHNOLOGIES, INC.


                                       By: /s/ JOSEPH D. CASTANO
                                           -----------------------------------
                                           Joseph D. Castano
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                            Officer)

Dated: August 21, 2000

                                                                   Sequentially
                                                                     Numbered
Exhibit Number     Description of Exhibit                              Page
--------------     ----------------------                          ------------
99.1               Press Release dated August 21, 2000                  4